UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

WESTERN ALLIANCE BANCORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Suite 1400 Phoenix, Arizona	85004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 389-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 16, 2016, Western Alliance Bancorporation (the “Company”) closed its public offering of $175 million aggregate principal amount of its 6.25% Subordinated Debentures due 2056 (the “Debentures”). The Debentures were offered pursuant to the prospectus supplement dated June 9, 2016 to the prospectus dated May 7, 2015, filed as part of the Registration Statement on Form S-3 (No. 333-203959) that became effective when filed with the Securities and Exchange Commission on May 7, 2015.

The terms of the Debentures are set forth in the Subordinated Debt Indenture, dated as of June 16, 2016 (the “Indenture”), as supplemented and amended by the First Supplemental Indenture to Subordinated Debt Indenture, dated as of June 16, 2016 (the “Supplemental Indenture”), each between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

In connection with the offer and sale of the Debentures, the Company entered into an underwriting agreement, dated June 9, 2016, with Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as managers of the several underwriters named on Schedule II thereto (the “Underwriting Agreement”).

Copies of the Underwriting Agreement, the Indenture, the Supplemental Indenture and the form of global debenture are filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated June 9, 2016, by and among the Company and Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as managers of the several underwriters named on Schedule II thereto.

4.1	Subordinated Debt Indenture, dated as of June 16, 2016, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.2	First Supplemental Indenture to Subordinated Debt Indenture, dated as of June 16, 2016, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.3	Form of Global Debenture (included in Exhibit 4.2).

5.1	Opinion of Hogan Lovells US LLP regarding the validity of the Debentures.

8.1	Tax Opinion of Hogan Lovells US LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION

By:	/s/ Dale Gibbons
Name: Dale Gibbons
Title: Executive Vice President and Chief Financial Officer

Date: June 16, 2016

EXHIBIT INDEX

1.1	Underwriting Agreement, dated June 9, 2016, by and among the Company and Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as managers of the several underwriters named on Schedule II thereto.

4.1	Subordinated Debt Indenture, dated as of June 16, 2016, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.2	First Supplemental Indenture to Subordinated Debt Indenture, dated as of June 16, 2016, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.3	Form of Global Debenture (included in Exhibit 4.2).

5.1	Opinion of Hogan Lovells US LLP regarding the validity of the Debentures.

8.1	Tax Opinion of Hogan Lovells US LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).